UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2023

WHEELS UP EXPERIENCE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 West 26th Street, Suite 900
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 257-5252
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	UP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On April 12, 2023, Wheels Up Experience Inc. (the “Company”) received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that it is no longer in compliance with Section 802.01C of the NYSE Listed Company Manual (“Section 802.01C”), which requires listed companies to maintain an average closing price per share of at least $1.00 over a 30 consecutive trading-day period. Pursuant to Section 802.01C, the Company has a period of six months after receipt of the Notice (the “Cure Period”) to regain compliance. As of the date of this Current Report on Form 8-K, the Company is in compliance with all other NYSE continued listing standards.
On April 14, 2023, the Company notified the NYSE of its intent to cure the deficiency and regain compliance with Section 802.01C. On April 3, 2023, the Company filed a preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) related to the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”). The Preliminary Proxy Statement includes, among other things, a stockholder voting proposal to authorize the Company’s Board of Directors (the “Board”) to effect a reverse stock split of the Company’s outstanding shares of Class A common stock, par value $0.0001 per share (“Common Stock”), within one year after the Annual Meeting at a reverse stock split ratio of not less than 1-for-5 and not greater than 1-for-10, with an exact ratio within that range as may be determined by the Board (the “Reverse Stock Split”). If the Company obtains stockholder approval of the Reverse Stock Split at the Annual Meeting and effects the Reverse Stock Split during the Cure Period, then the Company would expect to regain compliance with Section 802.01C at such time that the trading price per share of Common Stock promptly exceeds $1.00 per share, and remains above that level for at least the 30 trading-day period thereafter. The Company may consider various other available options to regain compliance with Section 802.01C.
The Company can otherwise regain compliance with Section 802.01C at any time during the Cure Period if, on the last trading day of any month during the Cure Period, the Common Stock has a closing price of at least $1.00 and an average closing price of at least $1.00 over the 30 trading-day period ending on such date. There can be no assurance that the Company will be able to regain compliance with Section 802.01C or will not otherwise be delisted from the NYSE before or after the stockholders have the opportunity to approve the Reverse Stock Split at the Annual Meeting and/or the Company is able to effect the Reverse Stock Split. In addition, there can be no assurance that the Company will be able to obtain stockholder approval of the Reverse Stock Split at the Annual Meeting.
The Notice does not affect the Company’s ongoing business operations or its reporting requirements under applicable law and the rules and regulations promulgated by the SEC, and it does not result in an event of default under any of the Company’s material debt agreements. The Notice has no immediate impact on the listing of the Company’s Common Stock or the Company’s public warrants to purchase Common Stock (the “Public Warrants”), each of which are listed on the NYSE. The Common Stock and Public Warrants will each continue to be listed and trade on the NYSE under the symbols “UP” and “UP WS”, respectively, in each case subject to the Company’s compliance with the other NYSE continued listing standards. The symbols for the Common Stock and the Public Warrants will have an added designation of “.BC” to indicate “below compliance” with the NYSE’s continued listing standards, which will be removed when the Company regains compliance.
Item 7.01 Regulation FD Disclosure.
On April 14, 2023, the Company issued a press release regarding the Notice. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K and Exhibit 99.1 furnished herewith contain certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the control of the Company that could cause actual results to differ materially from the results discussed in the forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future, including, without limitation, statements regarding: (i) the impact of the Notice on the Company’s business and results of operations and the trading prices and volatility of the Common Stock and Public Warrants; (ii) the Company’s ability to cure compliance with Section 802.01C, including the ability to obtain timely stockholder approval of the proposal authorizing the Board, in its discretion, to effect a Reverse Stock Split or any other action intended to cure compliance with Section 802.01C, or at all; (iii) the availability or success of other options intended to cure compliance with Section 802.01C that the Company may take; and (iv) the Company’s ability to maintain compliance with the other requirements of the NYSE’s continued listing standards. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC by the Company on March 31, 2023, and other documents filed by the Company from time to time with the SEC. In addition, these risks and uncertainties include, among other things: the risk that the Notice and noncompliance with Section 802.01C may impact the Company’s results of operations, business operations and reputation with or ability to serve its members and/or customers, and the trading prices and volatility of the Common Stock and Public Warrants; that any actions taken by the Company that are intended to cure compliance with Section 802.01C, including stockholder approval of the proposal authorizing the Board, in its discretion, to effect a Reverse Stock Split or any action that requires stockholder approval, may not be adequate to cure compliance with Section 802.01C or that the Company may otherwise fail to meet the NYSE’s continued listing standards; and the risk that the Company may not obtain required stockholder approval of the proposal authorizing the Board, in its discretion, to effect a Reverse Stock Split at the Annual Meeting or any other action intended to cure compliance with Section 802.01C. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect the Company. You are cautioned not to place undue reliance upon any forward- looking statements, which speak only as of the date made, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The Company does not give any assurance that it will achieve its expectations.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: April 14, 2023	By:	/s/ Kenneth Dichter
		Name:	Kenneth Dichter
		Title:	Chief Executive Officer